Exhibit 99.9

Consent of Independent Auditors

The Board of Directors

KEMET Corporation

We consent to the incorporation by reference in the registration statements (No. 333-17411, 333-92963, 33-98912, and 33-93092) on Form S-3; and (333-123308, 333-67849, and 33-96226) on Form S-8, of KEMET Corporation of our report dated June 22, 2006, with respect to the combined carve-out balance sheet of the Tantalum Capacitor Business of EPCOS AG as of September 30, 2005, and the related statements of operations, and cash flows for the year then ended, which report appears in the Form 8-K/A (Amendment 2) of KEMET Corporation dated June 28, 2006.

/s/ KPMG Deutsche Treuhand-Gesellschaft

Aktiengesellschaft

Wirtschaftprüfungsgesellschaft

Munich, Germany

June 28, 2006